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                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement
No. 333-68595 on Form S-8 of Commercial National Financial Corporation of our report dated May 13, 2004 included in this Annual Report on Form 11-K of Commercial Bank Employee Savings and Stock Ownership Plan for the year ended December 31, 2003.




Crowe Chizek and Company LLC

Grand Rapids, Michigan